Exhibit 10.1

Fifth Amendment to

Second Amended and Restated Credit Agreement and Consent

This Fifth Amendment to Second Amended and Restated Credit Agreement and Consent (herein, this “Fifth Amendment”) is entered into as of November 12, 2020, among CTO Realty Growth, Inc., a Florida corporation (formerly known as Consolidated-Tomoka Land Co. (“CTO Florida”), and together with its successors and assigns, the “Borrower”), the Guarantors party hereto, the Lenders party hereto and Bank of Montreal, as Administrative Agent (the “Administrative Agent”).

Preliminary Statements

A.The Borrower, the Guarantors party thereto (the “Guarantors”), the financial institutions party thereto (the “Lenders”), and the Administrative Agent entered into that certain Second Amended and Restated Credit Agreement, dated as of September 7, 2017, as amended by the First Amendment to Second Amended and Restated Credit Agreement dated as of May 14, 2018, as amended by the Second Amendment to Amended and Restated Credit Agreement dated as of May 24, 2019, as amended by the Third Amendment to Amended and Restated Credit Agreement dated as of November 26, 2019, and as amended by the Fourth Amendment to Amended and Restated Credit Agreement dated as of July 1, 2020 (such Second Amended and Restated Credit Agreement, as heretofore amended, and as the same may be amended, restated, supplemented or otherwise modified, the “Credit Agreement”).  All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

B.CTO Florida has adopted a plan to restructure its business operations so that it can elect and will qualify as a “real estate investment trust” (“REIT”) in accordance with Section 856 et. seq. of the Internal Revenue Code of 1986, as amended, and any successor statute thereto (the “REIT Conversion”).  In connection with the REIT Conversion, CTO Florida intends to merge (the “Merger”) with and into CTO NEWCO REIT, Inc., a Maryland corporation (“NEWCO”) and a Subsidiary of the Borrower, with NEWCO being the surviving corporation. Upon consummation of the Merger, the surviving entity will change its name to CTO Realty Growth, Inc., a Maryland corporation (“CTO Maryland”).  Upon the closing of the Merger, CTO Maryland will succeed to and continue to operate the existing business of CTO Florida and will be obligated for all Obligations under the Credit Agreement and all Loan Documents to which CTO Florida is a party as successor by merger to CTO Florida and as the Borrower under the Credit Agreement.

C.Pursuant to Section 8.9 of the Credit Agreement, the Borrower may not be party to any merger of the Borrower and a Subsidiary if the Borrower is not the corporation surviving the merger, except with the prior written consent of the Required Lenders (not to be unreasonably, withheld, conditioned or delayed).

D.CTO Florida has provided a limited recourse carve-out guaranty in connection with indebtedness of certain of its subsidiaries pursuant to that certain Loan Agreement, dated as of September 30, 2014, by and among Wells Fargo Bank, National Association (the “CMBS Lender”), and the entities set forth on Schedule VI thereto (as amended, the “Wells Fargo Loan Agreement”). The Merger requires the prior consent of the CMBS Lender.  CTO Florida has used commercially reasonable efforts to obtain the consent of the CMBS Lender.  However, in the event that the CMBS Lender does not provide written consent, CTO Florida may, in its sole discretion, complete the Merger without the written consent of the CMBS Lender, which may constitute a default under the Wells Fargo Loan Agreement.  Pursuant to Section 9.1(f) of the Credit Agreement, the default under any Indebtedness for Borrowed Money guaranteed by the Borrower aggregating in excess of $10,000,000 shall constitute an Event of Default (the “Wells Fargo Cross Default”).

E.CTO Florida has requested that the Administrative Agent and Required Lenders (i) consent to the Merger and CTO Maryland’s assumption of the Obligations of CTO Florida under the Credit Agreement as successor by merger and as the Borrower under the Credit Agreement, (ii) waive the Wells Fargo Cross Default, if any, and (iii) make certain other revisions to the Credit Agreement and Loan Documents, and the Administrative Agent and the Lenders are willing to do so on the terms and conditions set forth herein.

Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.	Consent to Merger.

Upon execution of this Fifth Amendment by the Borrower, the Guarantors, the Required Lenders and the Administrative Agent and, subject to Section 5, the Lenders hereby consent to the Merger.  From and after the consummation of the Merger, all references to the term “Borrower” as used in the Credit Agreement and any of the Loan Documents shall be and mean CTO Realty Growth, Inc., a Maryland corporation.

Section 2.	Limited Waiver of Event of Default.

On the Merger Consent Effective Date, the Required Lenders hereby waive the Wells Fargo Cross Default; provided, that such waiver shall only be effective if and for so long as the Borrower’s guarantee in favor of the CMBS Lender remains a limited recourse carve-out guaranty, and not a recourse payment guaranty.  The execution, delivery and effectiveness of the waiver in the foregoing sentence is limited to the matters expressly set forth herein, shall not operate as a waiver of any right, power or remedy of the Administrative Agent and the Lenders under the Credit Agreement or any other document, instrument or agreement in connection therewith, nor constitute a waiver of any provision contained therein or any other than existing Default or Event of Default, and except for the waiver of the Wells Fargo Cross Default, all other terms of the Credit Agreement and the other Loan Documents shall stand and remain unchanged and in full force and effect.

Section 3.Fifth Amendment Effective Date Amendments.

On the Fifth Amendment Effective Date (as defined herein), the Credit Agreement shall be and hereby is amended as follows:

3.1.The definition of “Fixed Charges” in Section 5.1 of the Credit Agreement shall be and hereby is amended and restated in its entirety to read as follows:

“Fixed Charges” means, for any Rolling Period, (a) Interest Expense, plus (b) scheduled principal amortization paid on Total Indebtedness (exclusive of any balloon payments or prepayments of principal paid on such Total Indebtedness), plus (c) Dividends and required distributions on the Borrower’s preferred equity securities for such Rolling Period plus (d) all income taxes (federal, state and local) paid by Borrower in cash during such Rolling Period; provided, that for purposes of calculating income taxes under clause (d) for any Rolling Period, such amount shall not include any income taxes paid from and in connection with any extraordinary gain for such Rolling Period.  Pro forma adjustments shall be made for any Property acquired or sold during any period as if the acquisition or disposition occurred on the first day of the applicable period.

3.2.The following definitions of “Adjusted FFO,” “REIT” and “Restricted Payments” shall be and hereby are added to Section 5.1 of the Credit Agreement in proper alphabetical order to read as follows:

“Adjusted FFO” means for any period, “funds from operations” as defined in accordance with resolutions adopted by the Board of Governors of the National Association of Real Estate Investment Trusts as in effect from time to time; provided, that Adjusted FFO shall (i) be based on net income after payment of distributions to holders of preferred partnership units in Borrower and distributions necessary to pay holders of preferred stock of Borrower, and (ii) at all times exclude (a) charges for impairment losses from property sales, (b) stock-based compensation, (c) write-offs or reserves of straight-line rent related to sold assets, (d) amortization of debt costs, and (e) non-recurring charges, including, without limitation, acquisition expenses, non-cash charges related to the write-off of deferred equity and financing costs and one-time charges related to the transition to self-management.

“REIT” means a “real estate investment trust” in accordance with Section 856 et. seq. of the Code.

“Restricted Payments” means dividends on or other distributions in respect of any class or series of Stock, Stock Equivalents or other Equity Interests of the Borrower or its Subsidiaries or the direct or indirect purchase, redemption, acquisition, or retirement of any of the Borrower’s or a Subsidiaries’ Stock, Stock Equivalents or other Equity Interest.

3.3.The following new Section 6.27 shall be and hereby is added to the Credit Agreement immediately following Section 6.26 therein to read as follows:

Section 6.27.REIT Status.  The Borrower (a) will elect to be taxed as a REIT beginning with its taxable year ending December 31, 2020, upon the filing of its federal income tax return for such year and will continue to operate in a manner so as to qualify as a REIT, and (b) will not revoke its election to be taxed as a REIT.

3.4.The following new Sections 8.28 and 8.29 shall be and hereby are added to the Credit Agreement immediately following Section 8.27 therein to read as follows:

Section 8.28.REIT Status.  From and after the date that the Borrower elects to qualify as a REIT, the Borrower shall maintain its status as a REIT.

Section 8.29.Restricted Payments.  The Borrower shall not permit, nor shall it permit any Subsidiary to, declare or make any Restricted Payment; provided that:

(a)(i) Borrower may declare or make cash distributions to its equity holders in an aggregate amount not to exceed the greater of (x) ninety-five percent (95%) of Borrower’s Adjusted FFO for each Rolling Period, or (y) the amount necessary for Borrower to be able to make distributions required to maintain its status as a REIT and to avoid the imposition of any federal or state income tax, and to avoid the imposition of the excise tax described by Section 4981 of the Code, in each case on Borrower; provided, that, in either case, (A) during the continuance of an Event of Default, Restricted Payments made pursuant to this clause (a) shall not exceed the amounts described in clause (y), and (B) following a Bankruptcy Event with respect to the Borrower or the acceleration of the Obligations, Borrower shall not make any cash distributions;

(b)each Subsidiary may make Restricted Payments ratably to the holders of its Equity Interests;

(c)the Borrower or any Guarantor may declare and make dividend payments or other distributions payable solely in the common equity interests or other equity interests of such entity including (i) “cashless exercises” of options granted under any share option plan adopted by such entity, (ii) distributions of rights or equity securities under any rights plan adopted by such entity and (iii) distributions (or effect stock splits or reverse stock splits) with respect to its equity interests payable solely in additional shares of its equity interests;

(d)the Borrower and each Guarantor may make cash payments in lieu of the issuance of fractional shares representing insignificant interests in connection with the exercise of warrants, options or other securities convertible into or exchangeable for equity interests of the Borrower or any Subsidiary;

(e)so long as no Change of Control results therefrom, the Borrower and each Subsidiary may make Restricted Payments in connection with the implementation of or pursuant to any retirement, health, stock option and other benefit plans, bonus plans, performance based incentive plans, and other similar forms of compensation;

(e)so long as no Change of Control results therefrom, the Borrower and each Subsidiary that is a Guarantor may make dividends or distributions to allow Borrower to make payments in connection with share purchase programs, to the extent not otherwise prohibited by the terms of this Agreement;

(f)Borrower may exercise any redemption or conversion rights with respect to its Equity Interests in accordance with the terms of the governing documents setting out any such rights; and

(e)Borrower may make a one-time cash distribution of earnings and profits in connection with its initial election to be taxed as a REIT.

3.5.Clause (b) of Section 9.1 of the Credit Agreement shall be and hereby is amended and restated in its entirety to read as follows:

(b)default in the observance or performance of any covenant set forth in Sections 8.1 (only with respect to the first sentence thereof), 8.5 (for a period of five (5) days), 8.7, 8.8, 8.9, 8.10, 8.20, 8.21 (if not replaced with another Eligible Property or Eligible Properties in accordance with Section 7.3 hereof within ten (10) Business Days after the period of notice required by Section 7.3), 8.22, 8.24, 8.25 or 8.29 hereof or of any provision in any Loan Document dealing with the use, disposition or remittance of the proceeds of Collateral or requiring the maintenance of insurance thereon;

3.6.Exhibit E (Compliance Certificate) to the Credit Agreement shall be and hereby is amended and restated in its entirety to read as set forth on Annex I to this Fifth Amendment attached hereto.

Section 4.	Merger Consent Effective Date.

On the Merger Consent Effective Date (as defined herein), the Credit Agreement shall be and hereby is amended as follows:

4.1.Section 6.1 of the Credit Agreement shall be and hereby is amended and restated in its entirety to read as follows:

Section 6.1.Organization and Qualification.  The Borrower is duly organized, validly existing, and in good standing as a corporation under the laws of the State of Maryland.  The Borrower has full and adequate power to own its Property and conduct its business as now conducted, and is duly licensed or qualified and in good standing in each jurisdiction in which the nature of the business conducted by it or the nature of the Property owned or leased by it requires such licensing or qualifying and where the failure to be so qualified could reasonably be expected to have, in each instance, a Material Adverse Effect.

4.2.Section 8.26 of the Credit Agreement shall be and hereby is amended and restated in its entirety to read as follows:

Section 8.26.[Reserved].

Section 5.	Conditions Precedent.

5.1.  Section 3 of this Fifth Amendment shall become effective upon the satisfaction of the following conditions precedent (the “Fifth Amendment Effective Date”):

(a)  The Administrative Agent shall have received for the Borrower: (i) a good standing certificate from the State of Florida; (ii) copies of the Borrower’s Certificate of Incorporation and Borrower’s Bylaws; (iii) resolutions authorizing the transactions to be consummated in connection with this Fifth Amendment and the Merger; and (iv) an incumbency certificate for the Borrower’s authorized representatives, which shall supersede such list previously delivered to the Administrative Agent.

(b)  Upon the reasonable request of any Lender made prior to the Fifth Amendment Effective Date, the Administrative Agent and any requesting Lender shall have received any information or materials reasonably required by the Administrative Agent or such Lender in order to assist the Administrative Agent or such Lender in maintaining compliance with (i) the Patriot Act and (ii) any applicable “know your customer” or similar rules and regulations.

(c)  The Borrower shall have paid to the Administrative Agent all invoiced fees and expenses due in connection with this Fifth Amendment.

(d)  The Administrative Agent shall have received search reports for the Borrower indicating the absence of any Liens (other than Permitted Liens).

(e)  The Administrative Agent shall have received a written opinion of counsel to the Borrower and each Guarantor, in form and substance reasonably satisfactory to the Administrative Agent.

5.2.  Subject to satisfaction of (x) the prior occurrence of the Fifth Amendment Effective

Date and (y) the following conditions precedent prior to or substantially concurrently with the consummation of the Merger (the “Merger Consent Effective Date”), Sections 2 and 4 of this Fifth Amendment shall become effective upon consummation of the Merger; provided, that, Borrower’s failure to satisfy all such conditions substantially concurrently with the Merger shall be deemed an automatic Event of Default under Section 9.1 of the Credit Agreement:

(a)  The Borrower shall have executed and delivered the Merger Consent Effective Date Acknowledgments attached hereto as Annex II, dated as of the date of the consummation of the Merger, which Merger Consent Effective Date Acknowledgments shall be deemed to be part of this Fifth Amendment.

(b)  The Administrative Agent shall have received for the Borrower: (i) a good standing certificate from the State of Maryland; (ii) copies of the Certificate of Merger, Borrower’s Certificate of Incorporation and Borrower’s Bylaws, in each case, as in effect after the consummation of the Merger; (iii) resolutions authorizing the transactions to be consummated in connection with this Fifth Amendment and the Merger; and (iv) an incumbency certificate for the Borrower’s authorized representatives after the consummation of the Merger, which shall supersede such list previously delivered to the Administrative Agent.

(c)  Upon the reasonable request of any Lender made prior to the Merger Consent Effective Date, the Administrative Agent and any requesting Lender shall have received any information or materials reasonably required by the Administrative Agent or such Lender in order to assist the Administrative Agent or such Lender in maintaining compliance with (i) the Patriot Act and (ii) any applicable “know your customer” or similar rules and regulations.

(d)  The Borrower shall have paid to the Administrative Agent all invoiced fees and expenses due in connection with this Fifth Amendment.

(e)  The Administrative Agent shall have received search reports for NEWCO indicating the absence of any Liens (other than Permitted Liens) current through a date not earlier than 30 days prior to the effective date of the Merger.

(f)  Legal matters incident to the Merger shall be reasonably satisfactory to the Administrative Agent and its counsel.

Section 6.	Representations.

In order to induce the Administrative Agent and the Lenders to execute and deliver this Fifth Amendment, the Borrower hereby represents to the Administrative Agent and the Lenders that (a) after giving effect to this Fifth Amendment, the representations and warranties set forth in Section 6 of the Credit Agreement are and shall be and remain true and correct in all material respects (except in the case of a representation or warranty qualified by materiality in which case such representation or warranty shall be true and correct in all respects) as of the date hereof (or, if any such representation and warranty is expressly stated to have been made as of a specific date, as of such specific date) and (b) no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Fifth Amendment.

Section 7.	Miscellaneous.

7.1.Except as specifically amended herein, the Credit Agreement and the other Loan Documents shall continue in full force and effect in accordance with their original terms.  Reference to this specific Fifth Amendment need not be made in the Credit Agreement, the Notes, the other Loan Documents, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement or any other Loan Document, any reference in any of such items to the Credit Agreement and each other Loan Document being sufficient to refer to the Credit Agreement or such Loan Document as amended hereby.

7.2.The Borrower agrees to pay on demand all reasonable costs and out-of-pocket expenses of or incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Fifth Amendment, including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent.

7.3.Each of the Borrower and certain Guarantors heretofore executed and delivered to the Administrative Agent and the Lenders certain Collateral Documents to which they are a party.  Each of the Borrower and each applicable Guarantor hereby acknowledges and agrees that the Liens created and provided for by the Collateral Documents continue to secure, among other things, the Obligations arising under the Credit Agreement as amended hereby; and the Collateral Documents and the rights and remedies of the Administrative Agent and the Lenders thereunder, the obligations of the Borrower or applicable Guarantor thereunder, and the Liens created and provided for thereunder remain in full force and effect and shall not be affected, impaired or discharged hereby.  Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Collateral Documents as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

7.4.Each Guarantor consents to the amendments, modifications and waivers to the Credit Agreement and other Loan Documents as set forth herein and confirms all of its obligations under its Guaranty remain in full force and effect.  Furthermore, each Guarantor acknowledges and agrees that the consent of the Guarantors, or any of them, to any further amendments, modifications or waivers to the Credit Agreement shall not be required as a result of this consent having been obtained.

7.5.The Borrower and the Guarantors acknowledge that the Preliminary Statements set forth above are true and correct.  This Fifth Amendment is a Loan Document.  This Fifth Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement.  Any of the parties hereto may execute this Fifth Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original.  Delivery of executed counterparts of this Fifth Amendment by Adobe portable document format

(a “PDF”) via e-mail or by facsimile shall be effective as an original.  This Fifth Amendment, and the rights and the duties of the parties hereto, shall be construed and determined in accordance with the internal laws of the State of New York.

[Signature Pages Follow]

This Fifth Amendment and Consent to Second Amended and Restated Credit Agreement is entered into as of the date and year first above written

“Borrower”

CTO Realty Growth, Inc., a Florida corporation

By

Name: Matthew M. Partridge

Title: Senior Vice President, Chief Financial Officer and Treasurer

[Signature Page to Fifth Amendment to

Second Amended and Restated Credit Agreement and Consent –

CTO Realty Growth, Inc.]

“Guarantors”

Indigo Development LLC, a Florida limited liability company

By:	CTO Realty Growth, Inc., a Florida corporation, its sole member

By: /s/ Matthew M. Partridge _____________

Name: Matthew M. Partridge

Title: Senior Vice President, Chief Financial Officer and Treasurer

LHC15 Riverside FL LLC, a Delaware limited liability company

By:	CTO Realty Growth, Inc., a Florida corporation, its sole manager

By: /s/ Matthew M. Partridge _____________

Name: Matthew M. Partridge

Title: Senior Vice President, Chief Financial Officer and Treasurer

CTO16 OSI LLC, a Delaware limited liability company

By:	CTO Realty Growth, Inc., a Florida corporation, its sole manager

By: /s/ Matthew M. Partridge _____________

Name: Matthew M. Partridge

Title: Senior Vice President, Chief Financial Officer and Treasurer

[Signature Page to Fifth Amendment to

Second Amended and Restated Credit Agreement and Consent –

CTO Realty Growth, Inc.]

CTO17 Sarasota LLC, a Delaware limited liability company

By: CTO Realty Growth, Inc., a Florida corporation, its manager

By: /s/ Matthew M. Partridge _____________

Name: Matthew M. Partridge

Title: Senior Vice President, Chief Financial Officer and Treasurer

CTO17 Westcliff TX LLC, a Delaware limited liability company

By: CTO Realty Growth, Inc., a Florida corporation, its sole member

By: /s/ Matthew M. Partridge _____________

Name: Matthew M. Partridge

Title: Senior Vice President, Chief Financial Officer and Treasurer

Indigo Group Inc., a Florida corporation

By: /s/ Matthew M. Partridge _____________

Name: Matthew M. Partridge

Title: Senior Vice President, Chief Financial Officer and Treasurer

CTO18 Aspen LLC, a Delaware limited liability company

By: CTO Realty Growth, Inc., a Florida corporation, its manager

By: /s/ Matthew M. Partridge _____________

Name: Matthew M. Partridge

Title: Senior Vice President, Chief Financial Officer and Treasurer

[Signature Page to Fifth Amendment to

Second Amended and Restated Credit Agreement and Consent –

CTO Realty Growth, Inc.]

CTO18 Jacksonville FL LLC, a Delaware limited liability company

By: CTO Realty Growth, Inc., a Florida corporation, its manager

By: /s/ Matthew M. Partridge _____________

Name: Matthew M. Partridge

Title: Senior Vice President, Chief Financial Officer and Treasurer

CTO18 Albuquerque NM LLC, a Delaware limited liability company

By: CTO Realty Growth, Inc., a Florida corporation, its manager

By: /s/ Matthew M. Partridge _____________

Name: Matthew M. Partridge

Title: Senior Vice President, Chief Financial Officer and Treasurer

IGI19 FC VA LLC, a Delaware limited liability company

By:	Indigo Group, Inc., a Florida corporation, its manager

By: /s/ Matthew M. Partridge _____________

Name: Matthew M. Partridge

Title: Senior Vice President, Chief Financial Officer and Treasurer

CTO19 NRH TX LLC, a Delaware limited liability company

By:	CTO Realty Growth, Inc., a Florida corporation, its manager

By: /s/ Matthew M. Partridge _____________

Name: Matthew M. Partridge

Title: Senior Vice President, Chief Financial Officer and Treasurer

[Signature Page to Fifth Amendment to

Second Amended and Restated Credit Agreement and Consent –

CTO Realty Growth, Inc.]

CTO19 Oceanside NY LLC, a Delaware limited liability company

By:	CTO Realty Growth, Inc., a Florida corporation, its manager

By: /s/ Matthew M. Partridge _____________

Name: Matthew M. Partridge

Title: Senior Vice President, Chief Financial Officer and Treasurer

CTO19 Reston VA LLC, a Delaware limited liability company

By:	CTO Realty Growth, Inc., a Florida corporation, its manager

By: /s/ Matthew M. Partridge _____________

Name: Matthew M. Partridge

Title: Senior Vice President, Chief Financial Officer and Treasurer

CTO19 Carpenter Austin LLC, a Delaware limited liability company

By:	CTO Realty Growth, Inc., a Florida corporation, its manager

By: /s/ Matthew M. Partridge _____________

Name: Matthew M. Partridge

Title: Senior Vice President, Chief Financial Officer and Treasurer

[Signature Page to Fifth Amendment to

Second Amended and Restated Credit Agreement and Consent –

CTO Realty Growth, Inc.]

Indigo Group Ltd., a Florida limited partnership

By:	Indigo Group, Inc., a Florida corporation, its General Partner

By: /s/ Matthew M. Partridge _____________

Name: Matthew M. Partridge

Title: Senior Vice President, Chief Financial Officer and Treasurer

CTO17 Aruba Land LLC, a Delaware limited liability company

By:	CTO Realty Growth, Inc., a Florida corporation, its manager

By: /s/ Matthew M. Partridge _____________

Name: Matthew M. Partridge

Title: Senior Vice President, Chief Financial Officer and Treasurer

CTO19 STRAND JAX LLC, a Delaware limited liability company

By:	CTO Realty Growth, Inc., a Florida corporation, its manager

By: /s/ Matthew M. Partridge _____________

Name: Matthew M. Partridge

Title: Senior Vice President, Chief Financial Officer and Treasurer

[Signature Page to Fifth Amendment to

Second Amended and Restated Credit Agreement and Consent –

CTO Realty Growth, Inc.]

Daytona JV LLC, a Florida limited liability company

By:	LHC15 Atlantic DB JV LLC, a Delaware limited liability company, its sole manager

By:	CTO Realty Growth, Inc., a Florida corporation, its sole member

By: /s/ Matthew M. Partridge _____________

Name: Matthew M. Partridge

Title: Senior Vice President, Chief Financial Officer and Treasurer

CTO20 Crossroads AZ LLC, a Delaware limited liability company

By:	CTO Realty Growth, Inc., a Florida corporation, its manager

By: /s/ Matthew M. Partridge _____________

Name: Matthew M. Partridge

Title: Senior Vice President, Chief Financial Officer and Treasurer

IGI20 Crossroads AZ LLC, a Delaware limited liability company

By:	Indigo Group Inc., a Florida corporation, its manager

By: /s/ Matthew M. Partridge _____________

Name: Matthew M. Partridge

Title: Senior Vice President, Chief Financial Officer and Treasurer

[Signature Page to Fifth Amendment to

Second Amended and Restated Credit Agreement and Consent –

CTO Realty Growth, Inc.]

CTO20 PERIMETER LLC, a Delaware limited liability company

By: CTO Realty Growth, Inc.,
a Florida corporation, its sole manager

By: /s/ Matthew M. Partridge _____________

Name: Matthew M. Partridge

Title: Senior Vice President, Chief Financial Officer and Treasurer

CTO20 PERIMETER II LLC, a Delaware limited liability company

By: CTO Realty Growth, Inc., a Florida corporation, its sole manager

By: /s/ Matthew M. Partridge _____________

Name: Matthew M. Partridge

Title: Senior Vice President, Chief Financial Officer and Treasurer

[Signature Page to Fifth Amendment to

Second Amended and Restated Credit Agreement and Consent –

CTO Realty Growth, Inc.]

CTO20 Tampa LLC, a Delaware limited liability company

By: CTO Realty Growth, Inc., a Florida corporation, its manager

By: /s/ Matthew M. Partridge _____________

Name: Matthew M. Partridge

Title: Senior Vice President, Chief Financial Officer and Treasurer

IGI20 Tampa LLC, a Delaware limited liability company

By: Indigo Group Inc., a Florida corporation, its manager

By: /s/ Matthew M. Partridge _____________

Name: Matthew M. Partridge

Title: Senior Vice President, Chief Financial Officer and Treasurer

IGL20 Tampa LLC, a Delaware limited liability company

By: Indigo Group Ltd.,
a Florida limited partnership,

By:	Indigo Group Inc., a Florida corporation, its general partner

By: /s/ Matthew M. Partridge _____________

Name: Matthew M. Partridge

Title: Senior Vice President, Chief Financial Officer and Treasurer

[Signature Page to Fifth Amendment to

Second Amended and Restated Credit Agreement and Consent –

CTO Realty Growth, Inc.]

Accepted and Agreed to.

“Administrative Agent and L/C Issuer”

Bank of Montreal, as L/C Issuer and as Administrative Agent

By/s/ Gwendolyn Gatz__________________

Name: Gwendolyn Gatz

Title: Director

“Lenders”

Bank of Montreal, as a Lender and Swing Line Lender

By/s/ Gwendolyn Gatz___________________

Name: Gwendolyn Gatz

Title: Director

[Signature Page to Fifth Amendment to

Second Amended and Restated Credit Agreement and Consent -

CTO Realty Growth, Inc.]

Truist Bank

By: /s/ Ryan Almond ____________________

Name: Ryan Almond

Title: Director

[Signature Page to Fifth Amendment to

Second Amended and Restated Credit Agreement and Consent -

CTO Realty Growth, Inc.]

Wells Fargo Bank, National Association

By: /s/ Patrick T. Roygre__________________

Name: Patrick T. Roygre

Title: Senior Vice President

[Signature Page to Fifth Amendment to

Second Amended and Restated Credit Agreement and Consent

CTO Realty Growth, Inc.]

Annex I to Fifth Amendment to

Second Amended and Restated Credit Agreement and Consent

Exhibit E

Compliance Certificate

To:	Bank of Montreal, as Administrative Agent under, and the Lenders party to, the Credit Agreement described below

This Compliance Certificate is furnished to the Administrative Agent and the Lenders pursuant to that certain Second Amended and Restated Credit Agreement dated as of September 7, 2017, as amended, among CTO Realty Growth, Inc. (the “Borrower”), the Guarantors signatory thereto, the Administrative Agent and the Lenders party thereto (the “Credit Agreement”).  Unless otherwise defined herein, the terms used in this Compliance Certificate have the meanings ascribed thereto in the Credit Agreement.

The Undersigned hereby certifies that:

1.I am the duly elected ____________ of CTO Realty Growth, Inc.;

2.I have reviewed the terms of the Credit Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Borrower and its Subsidiaries during the accounting period covered by the attached financial statements;

3.The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or the occurrence of any event which constitutes a Default or Event of Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Compliance Certificate, except as set forth below;

4.The financial statements required by Section 8.5 of the Credit Agreement and being furnished to you concurrently with this Compliance Certificate are true, correct and complete as of the date and for the periods covered thereby; and

5.The Schedule I hereto sets forth financial data and computations evidencing the Borrower’s compliance with certain covenants of the Credit Agreement, all of which data and computations are, to the best of my knowledge, true, complete and correct and have been made in accordance with the relevant Sections of the Credit Agreement.

Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Borrower has taken, is taking, or proposes to take with respect to each such condition or event:

The foregoing certifications, together with the computations set forth in Schedule I hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this ______ day of __________________ 20___.

CTO Realty Growth, Inc.

By:

  Name:

  Title:

Schedule I

to Compliance Certificate

_________________________________________________

Compliance Calculations

for Second Amended and Restated Credit Agreement
dated as of September 7, 2017, as amended

Calculations as of _____________, _______

A. Maximum Total Indebtedness to Total Asset Value Ratio (Section 8.20(a))
1. Total Indebtedness	$___________
2. Total Asset Value as calculated on Exhibit A hereto	___________
3. Ratio of Line A1 to A2	____:1.0
4. Line A3 must not exceed	0.60:1.0
5. The Borrower is in compliance (circle yes or no)	yes/no
B. Maximum Secured Indebtedness to Total Asset Value Ratio (Section 8.20(b))
1. Secured Indebtedness	$___________
2. Total Asset Value as calculated on Exhibit A hereto	___________
3. Ratio of Line B1 to B2	____:1.0
4. Line B3 must not exceed	0.40:1.0
5. The Borrower is in compliance (circle yes or no)	yes/no
C. Minimum Adjusted EBITDA to Fixed Charges Ratio (Section 8.20(c))
1. Net Income	$___________
2. Depreciation and amortization expense	___________
3. Interest Expense	___________

4. Income tax expense	___________
5. Extraordinary, unrealized or non-recurring losses	___________
6. Non-Cash Compensation Paid in Equity Securities	___________
7. Extraordinary, unrealized or non-recurring gains	___________
8. Income tax benefits	___________
9. Sum of Lines C2, C3, C4, C5 and C6	___________
10. Sum of Lines C7 and C8	___________
11. Line C1 plus Line C9 minus Line C10 (“EBITDA”)	___________
12. Annual Capital Expenditure Reserve	___________
13. Line C11 minus Line C12 (“Adjusted EBITDA”)	___________
14. Interest Expense	___________
15. Principal Amortization Payments	___________
16. Dividends	___________
17. Income Taxes Paid	___________
18. Sum of Lines C14, C15, C16 and C17 (“Fixed Charges”)	___________
19. Ratio of Line C13 to Line C18	____:1.0
20. Line C19 shall not be less than	1.50:1.0
21. The Borrower is in compliance (circle yes or no)	yes/no
D. Maximum Secured Recourse Indebtedness to Total Asset Value Ratio (Section 8.20(d))
1. Secured Recourse Indebtedness	$___________
2. Total Asset Value as calculated on Exhibit A hereto	___________
3. Ratio of Line D1 to Line D2	____:1.0
4. Line D3 shall not exceed	0.05:1.0

5. The Borrower is in compliance (circle yes or no)	yes/no
E. Tangible Net Worth (Section 8.20(e))
1. Tangible Net Worth	$___________
2. Aggregate net proceeds of Stock and Stock Equivalent offerings after March 31, 2020	___________
3. 75% of Line E2	___________
4. $263,312,927 plus Line E3	___________
5. Line E1 shall not be less than Line E4
6. The Borrower is in compliance (circle yes or no)	yes/no
F. Investments (Corporate Debt, Stock to Stock Equivalents in REC/REITS/Alpine) (Section 8.8(f))
1.Investments in debt, Stock or Stock Equivalents of listed real estate companies and real estate investment trusts	$__________
2.Investments in Stock of Alpine	$__________
3.Sum of Line F1 and Line F2	$__________
4.Line F3 shall not exceed $15,000,000
5.The Borrower is in compliance (circle yes or no)	yes/no
6.Investments in Stock Equivalents of Alpine	$__________
G. Investments (Joint Ventures) (Section 8.8(j))
1. Cash Investments in Joint Ventures	$___________
2. Total Asset Value	___________
3. Line G1 divided by Line G2	___________
4. Line G3 shall not exceed 10% of Total Asset Value
5. The Borrower is in compliance (circle yes or no)	yes/no

H. Investments (Assets Under Development) (Section 8.8(k))
1. Assets Under Development	$___________
2. Total Asset Value	___________
3. Line H1 divided by Line H2	___________
4. Line H3 shall not exceed 7.5% of Total Asset Value
5. The Borrower is in compliance (circle yes or no)	yes/no
I. Investments (Mortgage Loans, Mezzanine Loans and Notes Receivable) (Section 8.8(l))
1. Mortgage Loans, Mezzanine Loans and Notes Receivable	$___________
2. Total Asset Value	___________
3. Line I1 divided by Line I2	___________
4. Line I3 shall not exceed 25% of Total Asset Value
5. The Borrower is in compliance (circle yes or no)	yes/no
J. Investments (Ground Leases) (Section 8.8(m))
1. Investments in Ground Leases other than Permitted Ground Lease Investments	$___________
2. Total Asset Value	___________
3. Line J1 divided by Line J2	___________
4. Line J3 shall not exceed 20% of Total Asset Value
5. The Borrower is in compliance (circle yes or no)	yes/no
K. Investments (Stock Repurchases) (Section 8.8(n))
1. Stock Repurchases	$___________
2. Investment Net Sales Proceeds	$___________
3. Line K1 minus Line K2	___________

4. Adjusted EBITDA (from Line C13)1	$___________
5. Fixed Charges (from Line C18)	$___________
6. Sum of lines K3 and K5	$___________
7. Ratio of Line K4 to Line K6	____:1.0
8. Line K7 shall not be less than	1.50:1.0
9. The Borrower is in compliance (circle yes or no)	yes/no
L. Investments (Land Assets) (Section 8.8(o))
1. Land Assets	$___________
2. Total Asset Value	___________
3. Line L1 divided by Line L2	___________
4. Line L3 shall not exceed 10% of Total Asset Value
5. The Borrower is in compliance (circle yes or no)	yes/no
M. Aggregate Investment Limitation to Total Asset Value (Section 8.8)
1. Sum of Lines F3, F6, G1, H1, I1, J1 and K3	$___________
2. Total Asset Value	____________
3. Line M1 divided by Line M2	___________
4. Line M3 shall not exceed 30% of Total Asset Value
5. The Borrower is in compliance (circle yes or no)	yes/no
N. Restricted Payments (Section 8.29(a))
1. Aggregate amount of cash distributions made by the Borrower to its equity holders during such period	$___________
2. Borrower’s Adjusted FFO for such period	____________

1 Remainder to be completed if Line K5 is greater than $0.

3. 95% of Line N2	____________
4. Amount necessary for the Borrower to be able to make distributions required to maintain its status as a REIT (i.e., to satisfy the distribution requirements set forth in Section 4981 of the Code)	____________
5. Greater of Line N3 and Line N4	____________
6. Line N1 shall not exceed Line N5
7. The Borrower is in compliance (circle yes or no)	yes/no

Exhibit A to Schedule I

to Compliance Certificate

of CTO Realty Growth, Inc.

This Exhibit A, with a calculation date of __________,______, is attached to Schedule I to the Compliance Certificate of CTO Realty Growth, Inc. dated _______________, 20__ , as amended, and delivered to Bank of Montreal, as Administrative Agent, and the Lenders party to the Credit Agreement, as amended, referred to therein.  The undersigned hereby certifies that the following is a true, correct and complete calculation of Total Asset Value for Rolling Period most recently ended:

[Insert Calculation]

CTO Realty Growth, Inc.

By:

  Name:

  Title:

Exhibit B to Schedule I

to Compliance Certificate

of CTO Realty Growth, Inc.

This Exhibit B, with a calculation date of _______________, 20___, is attached to Schedule I to the Compliance Certificate of CTO Realty Growth, Inc. dated _______________, 20__ , as amended, and delivered to Bank of Montreal, as Administrative Agent, and the Lenders party to the Credit Agreement, as amended, referred to therein.  The undersigned hereby certifies that the following is a true, correct and complete calculation of Property NOI for all Properties for Rolling Period most recently ended:

Property	Property Income	Minus	Property Expenses (without Cap. Ex. Reserve or Management Fees)	Minus	Annual Capital Expenditure Reserve	Minus	Greater of 3% of rents or actual management fees	equals	Property NOI
	$________	-	$___________					=	$________
	$________	-	$___________					=	$________
	$________	-	$___________					=	$________
	$_______	-	$___________					=	$________

Total Property NOI for all Properties:$_____________

CTO Realty Growth, Inc.

By:

  Name:

  Title:

Annex II to Fifth Amendment to

Second Amended and Restated Credit Agreement and Consent

Merger Consent Effective Date Acknowledgements

Dated as of ________________

CTO Realty Growth, Inc., as Borrower, the Guarantors party thereto (the “Guarantors”), the financial institutions party thereto (the “Lenders”), and the Administrative Agent entered into that certain Second Amended and Restated Credit Agreement, dated as of September 7, 2017, as amended by the First Amendment to Second Amended and Restated Credit Agreement dated as of May 14, 2018, as amended by the Second Amendment to Amended and Restated Credit Agreement dated as of May 24, 2019, as amended by the Third Amendment to Amended and Restated Credit Agreement dated as of November 26, 2019, as amended by the Fourth Amendment to Amended and Restated Credit Agreement dated as of July 1, 2020 and as amended by the Fifth Amendment to Amended and Restated Credit Agreement and Consent dated as of November 12, 2020 (the “Fifth Amendment” and such Second Amended and Restated Credit Agreement, as heretofore amended, and as the same may be amended, restated, supplemented or otherwise modified, the “Credit Agreement”).  All capitalized terms used but not defined herein shall have the meanings assigned thereto in the Credit Agreement and Fifth Amendment, as applicable.

The undersigned hereby confirms that effective upon consummation of the Merger:

(a)CTO Realty Growth, Inc., a Maryland corporation (“CTO Maryland”), as successor by merger to CTO Realty Growth, Inc., a Florida corporation, is and shall be the Borrower under the Credit Agreement and the other Loan Documents with the same force and effect as if originally named therein as the “Borrower,” the effect of which shall be, without limitation, that (A) each reference to the “Borrower” in the Credit Agreement and the other Loan Documents shall be deemed to be to CTO Maryland and (B) CTO Maryland shall be bound by all of the terms and provisions of the Credit Agreement and the other Loan Documents binding on the “Borrower” and hereby shall be deemed to have assumed all of the obligations, liabilities and indebtedness of its predecessor thereunder;

(b)CTO Maryland, as successor by merger to CTO Realty Growth, Inc., a Florida corporation, as debtor, grantor, pledgor, guarantor or in any other similar capacity in which the Borrower granted liens or security interests in its properties under the Loan Documents, hereby (a) ratifies and reaffirms each of the Loan Documents to which it is a party and all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party, (b) confirms that each Loan Document to which it is a party remains in full force and effect, and (c) to the extent it or its predecessors in interest granted liens on or security interests in any properties pursuant to any such Loan Documents, ratifies and reaffirms such grant of security and confirms that such liens and security interests continue to secure the Obligations under and as defined in the Credit Agreement;

(c)as of the Merger Consent Effective Date, the undersigned hereby represents to the Administrative Agent and the Lenders that (a) the representations and warranties set forth in Section 6 of the Credit Agreement are and shall be and remain true and correct in all material respects (except in the case of a representation or warranty qualified by materiality in which case such representation or warranty shall be true and correct in all respects) as of the date hereof (or, if any such representation and warranty is expressly stated to have been made as of a specific date, as of such specific date) and (b) no Default or Event of Default has occurred and is continuing under the Credit Agreement.

(d)from time to time, as and when requested by the Administrative Agent, the undersigned shall execute and deliver or cause to be executed and delivered, all such documents, instruments and agreements and to take or cause to be taken such further or other action as the Agent may deem necessary in order to carry out the intent and purposes of the foregoing paragraphs.

[Signature Pages to Follow]

The undersigned acknowledge that the Administrative Agent and the Lenders are relying on the assurances provided herein in continuing to extend credit to the Borrower under the Credit Agreement.

“Borrower”

CTO Realty Growth, Inc., a Maryland corporation (as successor by merger with CTO Realty Growth, Inc., a Florida corporation)

By

Name: Matthew M. Partridge

Title: Senior Vice President, Chief Financial Officer and Treasurer

[Fifth Amendment Effective Date Acknowledgements – CTO Realty Growth, Inc.]